SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported

September 21, 2010

Healthcare Providers Direct, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation of organization)

000-51561	20-1063591
(Commission File Number)	(IRS Employer Identification Number)

376 96th Street
Stone Harbor, New Jersey	08247
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (609) 919-1932

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.  Bankruptcy or Receivership

On September 21, 2010, the United States Bankruptcy Court (the “Bankruptcy Court”) for the District of New Jersey entered an order (the “Order”) in the bankruptcy proceeding for Healthcare Providers Direct, Inc. (“Healthcare Providers Direct”).  Pursuant to the Order, the Bankruptcy Court (a) authorized the sale of Healthcare Providers Direct’s assets free and clear of all liens, claims, encumbrances and interests pursuant to 11 U.S.C. §363(b) and (f); (b) authorized the assumption and assignment of a certain executory contract; and (c) granted certain other relief to Healthcare Providers Direct.

On July 9, Healthcare Providers Direct filed a voluntary bankruptcy petition for relief under Chapter 11 of the United States Bankruptcy Code.  The case is titled Healthcare Providers Direct, Inc., Chapter 11 proceeding Case No. 10-31077.

A copy of the Order is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits.

The following exhibit is filed herewith:

99.1 Order, entered September 21, 2010 by the United States Bankruptcy Court District of New Jersey.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEALTHCARE PROVIDERS DIRECT INC.
Registrant

Date: September 22, 2010	By:	/s/ Norman Proulx
Norman Proulx
President and Chief Executive Officer

EXHIBIT INDEX

99.1 Order, entered September 21, 2010 by the United States Bankruptcy Court District of New Jersey.